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                            Advice of Borrowing Terms
                                       for
                            Vicon Industries Limited





                                      From:
                           Portsmouth Corporate Office


                                  13 March 2000

                            Advice of Borrowing Terms

Relationship Office:  Portsmouth Corporate Office         Date:   13 March 2000

                       Borrower(s)                        Registered Number:
                Vicon Industries Limited                      1551194


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 12 March 2001 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

o        the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o        the Security detailed in the attached Security Schedule, and

o        the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.


Conditions:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

o Monthly management accounts in the existing format, including aged Debtor profile, to be provided to us within 21 days of the end of the month to which they relate.
o Audited accounts to be provided to us within 180 days of the financial year end to which they relate.
o      Lending formulae to continue to be adhered to whereby:
       - Debtors (less than 90 days) plus stock (minus Preferentials) to cover Overdraft by 250%;
       - Debtors (less than 90 days) alone to cover Overdraft by 150%.







John McLellan
Corporate Manager
For and on behalf of
National Westminster Bank Plc


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






Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               Form of Acceptance


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).





By (name and title):  ................................       Date


For and on behalf of:
Vicon Industries Limited























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


                                Facility Schedule

Part 1 - Facilities Repayable on Demand:



                            Overdraft: - Base rate
                            ----------------------

--------------------------------- ----------------------------------------------
 Account Number:                    01144642  (56-00-64)
--------------------------------- ----------------------------------------------
 Name of Borrower                   Vicon Industries Limited
--------------------------------- ----------------------------------------------
 Limit:                             (pound)600,000 (Six hundred thousand pounds)
--------------------------------- ----------------------------------------------
 Purpose:                           To finance working capital
--------------------------------- ----------------------------------------------
 Repayment:                         Fully fluctuating
--------------------------------- ----------------------------------------------
 1st Debit Interest Rate:           2% above the Bank's Base rate
--------------------------------- ----------------------------------------------
 2nd Debit Interest Rate:           5% above the Bank's Base rate on borrowing
                                    over(pound)600,000 or in excess of
                                    agreed facilities
--------------------------------- ----------------------------------------------
 Interest Payable:                  Quarterly
--------------------------------- ----------------------------------------------
 Arrangement Fee:                   (pound)1,850.00 will be debited on
                                    24 March 2000
--------------------------------- ----------------------------------------------
 Excess                             Fees:  We will be  entitled  to  charge  an
                                    excess fee at the Bank's published rate for
                                    each day any agreed limit is exceeded  (see
                                    our   "Services  &  Charges  for   Business
                                    Customers" brochure for details).
--------------------------------- ----------------------------------------------


                            Forward Exchange
                            ----------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                  Vicon Industries Limited
--------------------------------- ----------------------------------------------
 Contract Term:                     Maximum contract term of 6 months
--------------------------------- ----------------------------------------------
 Purpose:                           Currency Hedging
--------------------------------- ----------------------------------------------
 Limit:                           o  We have adopted the mark to market
                                     methodology to measure customer exposures on foreign exchange. This enables risk to be measured on a basis linked to current/ future replacement costs rather than a limit expressed in terms of maximum gross face value contract values.
                                  o  On your  request our  dealers  will advise
                                     you of the amount of your exposure at that time as measured by the Bank.
                                  o  Measured utilisation and availability will
                                     vary with market movement
                                  o  There is no commitment on our part to
                                     enter into any foreign exchange contract with you.

--------------------------------- ----------------------------------------------

                            Terminable Indemnities
                            ----------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                  Vicon Industries Limited
--------------------------------- ----------------------------------------------
 Limit:                             (pound)200,000
--------------------------------- ----------------------------------------------
 Type and Purpose:                  HM Customs & Excise Duty deferment Bond
--------------------------------- ----------------------------------------------
 Basis of Expiry:                   Ongoing
--------------------------------- ----------------------------------------------
 Indemnity Fee:                     (pound)1,760.00 p.a. payable half yearly
                                    in advance, debited biannually in
                                    instalments of (pound)875.00
--------------------------------- ----------------------------------------------


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


Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

-------------------------- ---------------------- -------------- ---------------
   Name of Borrower        Facility and Purpose    Amount        Date Agreement
                                                   (pound)               Signed

-------------------------- ---------------------- -------------- ---------------
Vicon Industries Limited   Commercial Fixed Rate  Originally       8 April 1997
                           Loan To uplift         (pound)500,000
                           Japanese Yen loan      (balance(pound)
                           from Chugai Boyeici     358,334 plus
                           Co Ltd and to provide   Interest)
                           working capital
-------------------------- ---------------------- -------------- ---------------



                     -----------------------------
                            Settlement Risk
                     -----------------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                   Vicon Industries Limited
--------------------------------- ----------------------------------------------
 Limit/Frequency:                    (pound)20,000 at any one time
--------------------------------- ----------------------------------------------
 Type and Purpose:                   Inward Collections : to release Documents
                                     in Trust
--------------------------------- ----------------------------------------------


                      -----------------------------
                            Settlement Risk
                      -----------------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                   Vicon Industries Limited
--------------------------------- ----------------------------------------------
 Limit/Frequency:                    (pound)500,000 per day
--------------------------------- ----------------------------------------------
 Type and Purpose:                   Daytime exposure limit to facilitate
                                     payments from International Banking Centre
                                     in Redhill
--------------------------------- ----------------------------------------------

                            Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


---------------- -------------------------------------- ------------------------
     Date
 Executed/New:             Security:                      Given/to be given by:
---------------- -------------------------------------- ------------------------
6 July 1989       Guarantee for(pound)1 million           Vicon Industries Inc.
---------------- -------------------------------------- ------------------------
9 April 1997      First legal mortgage over Industrial    Vicon Industries (UK)
                  Unit at Site P3, Brunel Way,            Limited
                  Segensworth Industrial Estate,
                  Fareham , Hampshire
---------------- --------------------------------------- -----------------------
17 October 1990   Mortgage Debenture                      Vicon Industries (UK)
                                                          Limited
---------------- --------------------------------------- -----------------------


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